REVOLVING CREDIT PROMISSORY NOTE
                        --------------------------------

$40,000,000             Dated: May 12, 1999


     FOR VALUE RECEIVED, the undersigned, Unidigital Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Fleet Bank, N.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of FORTY MILLION DOLLARS AND NO CENTS ($ 40,000,000 ) or, if less, the aggregate unpaid principal amount of the Revolving Credit Advances owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 12, 1999 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties thereto, Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the Revolving Credit Termination Date.

     The Borrower further promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates and at such times as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N. A., as Administrative Agent for the Lender Parties, at 1185 Avenue of the Americas, New York, NY 10036, Account No. 1510352-03102, Attention: Loan Administration, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided,
                                                                       --------
however,  that the failure of such Lender to so record any such  information  or
-------
any error in so recording any such information shall not limit or otherwise affect the obligations of the Borrower hereunder or under any other Loan Document.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things,
(i) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon thehappening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan

Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

                                           UNIDIGITAL INC.

                                           By: /s/ William E. Dye
                                              ----------------------------------
                                           Name: William E. Dye
                                           Title: Chief Executive Officer

               REVOLVING CREDIT ADVANCES AND PAYMENTS OF PRINCIPAL
               ---------------------------------------------------

    DATE          AMOUNT OF          AMOUNT OF          UNPAID          NOTATION
    ----          ---------          ---------          ------          --------
                  REVOLVING       PRINCIPAL PAID       PRINCIPAL        MADE BY
                  ---------       --------------       ---------        --------
               CREDIT ADVANCE       OR PREPAID          BALANCE
               --------------       ----------          -------

                           SWING LINE PROMISSORY NOTE
                           --------------------------

$3,000,000        Dated: May 12, 1999


     FOR VALUE RECEIVED, the undersigned, Unidigital Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Fleet Bank, N.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of THREE MILLION DOLLARS AND NO CENTS ($3,000,000) or, if less, the aggregate unpaid principal amount of the Swing Line Advances owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 12, 1999 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties thereto, Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

     The Borrower further promises to pay interest on the unpaid principal amount of each Swing Line Advance from the date of such Swing Line Advance until such principal amount is paid in full, at such interest rates and at such times as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N.A., as Administrative Agent for the Lender
Parties, at 1185 Avenue of the Americas, New York, NY 10036, Account No. 1510352-03102, Attention: Loan Administration, in same day funds. Each Swing Line Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Promissory Note; provided,
                                                                       --------
however,  that the failure of such Lender to so record any such  information  or
-------
any error in so recording any such information shall not limit or otherwise affect the obligations of the Borrower hereunder or under any other Loan Document.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things,
(i) provides for the making of Swing Line Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Swing Line Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the

Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.


                                           UNIDIGITAL INC.


                                           By: /s/ William E. Dye
                                              ----------------------------------
                                           Name: William E. Dye
                                           Title: Chief Executive Officer

                  SWING LINE ADVANCES AND PAYMENTS OF PRINCIPAL
                  ---------------------------------------------


    DATE        AMOUNT OF         AMOUNT OF         UNPAID       NOTATION
    ----        ---------         ---------         ------       --------
                SWING LINE      PRINCIPAL PAID     PRINCIPAL      MADE BY
                ----------      --------------     ---------      -------
                 ADVANCE          OR PREPAID        BALANCE
                 -------          ----------        -------